                                                                   Exhibit 99.01

                          DEL GLOBAL TECHNOLOGIES CORP.

                              FOR IMMEDIATE RELEASE

             DEL GLOBAL TECHNOLOGIES TO ANNOUNCE FISCAL 2004 SECOND
             QUARTER FINANCIAL RESULTS ON MONDAY, MARCH 15, 2004 AND
               CONDUCT CONFERENCE CALL ON TUESDAY, MARCH 16, 2004

            VALHALLA,  NY - March  11,  2004 -- Del  Global  Technologies  Corp.
(DGTC) ("Del Global") today announced  plans to issue financial  results for its fiscal  2004 second  quarter  and  six-month  period  ended  January 31, 2004 on
Monday,  March 15, 2004.  Suzanne M. Hopgood,  Walter F. Schneider and Thomas V.
Gilboy will host a  conference  call  scheduled  for 4:00 P.M.  Eastern  Time on
Tuesday,  March 16, 2004 to discuss the  financial  results.  In  addition,  Del
Global  expects  to file its Form 10-Q for its  fiscal  2004  second  quarter on
Monday, March 15, 2004.

            The  telephone  number to join this  conference  call is (800) 915 -
4836.  A taped replay of the call will be  available  through 5:00 P.M.  Eastern
Time on March 19, 2004.  Please dial (800) 428 - 6051  (Domestic) or (973) 709 -
2089  (International)  and enter the number  343276 to listen to the replay.  In addition,  the conference  call will be broadcast live over the Internet via the
Webcast section of Del Global's web site at www.delglobal.com.  To listen to the live  call on the  Internet,  go to the web site at least  15  minutes  early to register,  download and install any necessary audio software.  If you are unable to participate in the live call, the conference call will be archived and can be accessed on Del Global's website for approximately five business days.

            Del Global  Technologies  Corp. is primarily  engaged in the design, manufacture  and  marketing of  cost-effective  medical  imaging and  diagnostic
systems    consisting    of    stationary    and   portable    x-ray    systems,
radiographic/fluoroscopic   systems,  dental  imaging  systems  and  proprietary
high-voltage  power  conversion   subsystems  for  medical  and  other  critical
industrial  applications.  Industrial applications for which Del Global supplies
power   subsystems    include   airport   explosives    detection,    analytical
instrumentation, semiconductor capital equipment and energy exploration.

            Statements  about future results made in this release may constitute
forward-looking   statements  within  the  meaning  of  the  Private  Securities
Litigation   Reform  Act  of  1995.   These  statements  are  based  on  current
expectations  and the current  economic  environment.  Del Global  cautions that these statements are not guarantees of future performance. They involve a number of risks and  uncertainties  that are  difficult to predict  including,  but not limited to, the ability of Del Global to implement its business plan,  retention
of  management,   changing  industry  and  competitive   conditions,   obtaining
anticipated  operating  efficiencies,  securing  necessary  capital  facilities, favorable  determinations in various legal and regulatory  matters,  including a settlement of the Department of Defense  investigation  on terms that Del Global can afford and that does not include a debarment from doing business with the US

Government,  and favorable  general  economic  conditions.  Actual results could differ  materially  from  those  expressed  or  implied  in the  forward-looking statements.  Important  assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are  specified  in  Del  Global's  filings  with  the  Securities  and  Exchange
Commission.

CONTACT:                                   INVESTOR RELATIONS:
Del Global Technologies Corp.              The Equity Group Inc.
Walter F. Schneider or                     Devin Sullivan (212) 836-9608
Thomas V. Gilboy                           Adam Prior     (212) 836-9606
(914) 686-3600